EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Caterpillar Inc. (the “Company”) on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Chairman of the Board and
February 21, 2012	/s/Douglas R. Oberhelman	Chief Executive Officer
(Douglas R. Oberhelman)

Group President and
February 21, 2012	/s/Edward J. Rapp	Chief Financial Officer
(Edward J. Rapp)

A signed original of this written statement required by Section 906 has been provided to Caterpillar Inc. and will be retained by Caterpillar Inc. and furnished to the Securities and Exchange Commission or its staff upon request.